Exhibit 10.1

AMENDMENT NO. 6

TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 27, 2010, is by and among BECKMAN COULTER FINANCE COMPANY, LLC, a Delaware limited liability company (the “Seller”), BECKMAN COULTER, INC., a Delaware corporation (the “Servicer”), the financial institutions party hereto (the “Financial Institutions”), JUPITER SECURITIZATION COMPANY LLC (as successor by merger to Park Avenue Receivables Company LLC, and together with the Financial Institutions, the “Purchasers”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Purchasers (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement defined below.

WHEREAS, the Seller, the Servicer, the Purchasers and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of October 31, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Purchase Agreement”);

WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Purchase Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Liquidity Termination Date” set forth on Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Liquidity Termination Date” means November 12, 2010 (as may be extended for an additional period of time up to 364 days from time to time in accordance with Section 1.5).

2. Conditions Precedent. This Amendment shall become effective as of the date written above upon the Administrative Agent’s receipt of a copy of this Amendment duly executed by each of the parties hereto.

3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that:

a. This Amendment and the Purchase Agreement, as amended hereby, constitute the legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

b. Upon the effectiveness of this Amendment and after giving effect hereto, the representations and warranties of each such party, respectively, set forth in Article V of the Purchase Agreement are true and correct in all material respects as of the date hereof.

c. The Seller hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event.

4. Reference to and Effect on the Purchase Agreement.

a. From and after the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Purchase Agreement and its amendments, as amended hereby and (ii) all references to the Purchase Agreement appearing in any other Transaction Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement, as amended hereby.

b. The Purchase Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers or the Administrative Agent, nor constitute a waiver of any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment and the obligations arising hereunder shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflicts of law principles).

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts; Facsimile Signatures. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals thereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first written above.

BECKMAN COULTER FINANCE COMPANY, LLC, as Seller

By:	/s/ Roger Plotkin
Name: Roger Plotkin
Title: Director

BECKMAN COULTER, INC., as Servicer

By:	/s/ Roger Plotkin
Name: Roger Plotkin
Title: Treasurer and Vice President

Signature Page to

Amendment No. 6 to

Receivables Purchase Agreement

JUPITER SECURITIZATION COMPANY LLC (as successor by merger to Park Avenue Receivables Company LLC)

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Administrative Agent

By:	/s/ Adam Klimek
Name: Adam Klimek
Title: Executive Director

Signature Page to

Amendment No. 6 to

Receivables Purchase Agreement